Exhibit 99.1

UNITED REFINING ENERGY CORP.

ANNOUNCES RECORD DATE FOR

SPECIAL MEETING OF STOCKHOLDERS AND SPECIAL MEETING OF

WARRANTHOLDERS

TO VOTE UPON THE PROPOSED TRANSACTION WITH CHAPARRAL ENERGY, INC.

AND TO APPROVE THE WARRANT AMENDMENT

NEW YORK, NY November 13, 2009 – United Refining Energy Corp. (the “Company”) (NYSE Amex: URX) today announced that stockholders of record as of November 20, 2009 will be invited to the Special Meeting of Stockholders to vote upon, or submit a proxy to vote upon, among other things, the Agreement and Plan of Reorganization, through which Chaparral Energy, Inc. (“Chaparral”) and a wholly-owned subsidiary of the Company will merge. The Company also announced today that warrantholders of record as of November 20, 2009 will be invited to the Special Meeting of Warrantholders to vote upon, or submit a proxy to vote upon, the Warrant Amendment.

The Special Meeting of Warrantholders and the Special Meeting of Stockholders are scheduled to be held at the offices of Ellenoff Grossman & Schole LLP, the Company’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017. The time and date of the meetings have yet to be scheduled. The full meeting agendas will be detailed in the definitive proxy statement to be mailed to all warrantholders and stockholders of record as of the close of business on November 20, 2009.

Additional information regarding the Company, its proposed acquisition of Chaparral and the related transactions is available in the revised Preliminary Proxy Statement and the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 13, 2009 and October 14, 2009 (collectively the “Current Reports”), copies of which, together with other reports filed by the Company, may be obtained without charge, at the SEC’s website at http://www.sec.gov.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of the Company’s securities. Any solicitation of proxies will be made only pursuant to the Definitive Proxy Statement to be mailed to all Company stockholders and warrantholders who hold such securities as of the record date. Interested investors and security holders are urged to read the Definitive Proxy Statement and appendices thereto, when available, and the Current Reports because they contain important information about the Company, Chaparral and the proposals to be presented at the Special Meeting of Stockholders and the Special Meeting of Warrantholders, as the case may be.

About United Refining Energy Corp.

The Company is a special purpose acquisition company formed in 2007 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets in the energy industry. The Company’s initial public offering (“IPO”) of units was consummated on December 11, 2007, raising net proceeds of approximately $464 million (which includes the proceeds of a private placement of 15,600,000 warrants for $15.6 million to its sponsor), of which approximately $449 million was placed in a trust account immediately following the IPO. Each unit is composed of one share of Company common stock and one warrant with an exercise price of $7.00. As of November 6, 2009, the Company held approximately $451.5 million (or approximately $10.03 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the proposed transaction. For more information on the Company, please refer to SEC filings or visit www.urxny.com.

About Chaparral Energy, Inc.

Chaparral is an independent oil and natural gas exploitation and production company headquartered in Oklahoma City, Oklahoma. Since its inception in 1988, Chaparral has increased reserves and production primarily by acquiring and enhancing properties in its core areas of the Mid-Continent and the Permian Basin. Beginning in 2000, Chaparral expanded its geographic focus to include additional areas of Gulf Coast, Ark-La-Tex, North Texas and the Rocky Mountains. For more information on Chaparral please visit www.chaparralenergy.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company, Chaparral and the Company’s business after completion of the proposed transactions. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of the management of the Company and Chaparral, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the Forward-Looking Statements: (i) the Company’s ability to complete its proposed business combination with Chaparral within the specified time limits; (ii) officers and directors allocating their time to other businesses or potentially having conflicts of interest with the Company’s business or in approving the Transaction; (iii) success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following the Transaction; (iv) delisting of the Company’s securities from the NYSE Amex following the Transaction and inability to list the Company’s securities on the NYSE; (v) the potential liquidity and trading of the Company’s public securities; (vi) the Company’s revenues and operating performance; (vii) changes in overall economic conditions; (viii) anticipated business development activities of the Company following the Transaction; (ix) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (x) other relevant risks detailed in the Company’s filings with the SEC and those factors listed in the revised Preliminary Proxy Statement under “Risk Factors”. The information set forth herein should be read in light of such risks. Neither the Company nor Chaparral assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. The Company, Chaparral and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of the Company’s stockholders and warrantholders to be held to approve the proposed transactions described herein. The underwriters of the Company’s initial public offering may provide assistance to the Company, Chaparral and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to the Company’s initial public offering were deferred pending stockholder approval of the Company’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission a preliminary proxy statement and will file a definitive proxy statement. The Company’s stockholders and warrantholders are advised to read, when available, the preliminary proxy statement, the definitive proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meetings because these documents will contain important information. The definitive proxy statement will be mailed to the Company’s stockholders and warrantholders as of a record date to be established for voting. The Company’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: United Refining Energy Corp., 823 Eleventh Avenue, New York, NY 10019. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

Contacts:

United Refining Energy Corp.

Investor inquiries:

Matthew Abenante

Capital Link, Inc.

212-661-7566

URX@CapitalLink.com

Media inquiries:

Gerald McKelvey

Rubenstein Associates, Inc.

212-843-8013

gmckelvey@rubenstein.com

Chaparral Energy, Inc.

Investor inquiries:

Joe Evans, CFO

405-478-8770

joe.evans@chaparralenergy.com

Media inquiries:

Lisa Elliott

DRG&E

713-529-6600

lelliott@drg-e.com